AB Cap Fund, Inc.

AB Multi-Manager Select 2030 Fund

Portfolio of Investments

April 30, 2020 (unaudited)

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 99.4%
Funds and Investment Trusts – 99.4%(a)
AB All Market Real Return Portfolio - Class Z(b)	333,764	$2,312,987
AB Bond Inflation Strategy Portfolio - Class Z(b)	103,890	1,102,277
AB Discovery Growth Fund, Inc. - Class Z(b) (c)	204,130	2,267,883
AB Global Bond Fund, Inc. - Class Z(b)	903,499	7,607,462
AB Global Real Estate Investment Fund II - Class I(b)	339,940	3,032,270
AB High Income Fund, Inc. - Class Z(b)	1,814,577	12,375,415
AB Relative Value Fund - Class Z(b)	958,168	4,560,878
AB Trust – AB Discovery Value Fund - Class Z(b)	237,667	3,372,495
AB Unconstrained Bond Fund, Inc. - Class Z(b)	309,777	2,227,294
AQR International Defensive Style Fund - Class R6	392,424	4,630,608
AQR Style Premia Alternative Fund - Class R6	158,060	1,117,484
BlackRock Total Return Bond Fund - Class K	289,077	3,497,836
Boston Partners Long/Short Research Fund - Class INS	518,731	6,857,619
DFA Commodity Strategy Portfolio	721,068	3,093,380
Franklin Growth Fund - Class R6	11,018	1,176,476
iShares Core S&P 500 ETF	76,933	22,399,812
MFS Institutional International Equity Fund	98,989	2,337,120
PIMCO Real Return Fund	289,718	3,366,524
Schwab US Dividend Equity ETF	180,517	9,143,186
T. Rowe Price Emerging Markets Stock Fund - Class I	59,766	2,317,123
T. Rowe Price International Funds - International Discovery Fund - Class I	19,015	1,173,395
Vanguard FTSE Developed Markets ETF(d)	254,073	9,065,325
Vanguard FTSE Emerging Markets ETF	31,650	1,144,781
Vanguard Total Bond Market ETF	53,210	4,656,407

Total Investment Companies (cost $122,394,238)		114,836,037

SHORT-TERM INVESTMENTS – 0.1%
Investment Companies – 0.1%
AB Fixed Income Shares, Inc. - Government Money Market Portfolio - Class AB, 0.35%(a) (b) (e) (cost $75,699)	75,699	75,699

Total Investments – 99.5% (cost $122,469,937)(f)		114,911,736
Other assets less liabilities – 0.5%		595,972

Net Assets – 100.0%		$115,507,708

(a)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(b)	Affiliated investments.
(c)	Non-income producing security.
(d)	Represents entire or partial securities out on loan.
(e)	The rate shown represents the 7-day yield as of period end.

(f)

As of April 30, 2020, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $778,869 and gross unrealized depreciation of investments was $(8,337,070), resulting in net unrealized depreciation of $(7,558,201).

Glossary:

ETF – Exchange Traded Fund

FTSE – Financial Times Stock Exchange

AB Cap Fund, Inc.

AB Multi-Manager Select 2030 Fund

April 30, 2020 (unaudited)

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1 - quoted prices in active markets for identical investments
•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2020:

Investments in Underlying Portfolios:	Level 1	Level 2	Level 3	Total
Assets:
Investment Companies	$114,836,037	$—	$—	$114,836,037
Short-Term Investments	75,699	—	—	75,699

Total	$114,911,736	$—	$—	$114,911,736

A summary of the Fund’s transactions in AB mutual funds for the nine months ended April 30, 2020 is as follows:

							Distributions
Affiliated Issuer	Market Value 07/31/2019 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./ (Depr.) (000)	Market Value 04/30/2020 (000)	Dividend Income (000)	Realized Gains (000)
AB All Market Real Return Portfolio	$2,705	$414	$324	$(84)	$(398)	$2,313	$60	$0
AB Bond Inflation Strategy Portfolio	1,372	85	325	(2)	(28)	1,102	24	0
AB Discovery Growth Fund, Inc.	2,712	935	1,098	(151)	(130)	2,268	171	0
AB Discovery Value Fund	4,090	1,549	1,099	(403)	(765)	3,372	179	0
AB Global Bond Fund, Inc.	9,834	21,265	23,048	(163)	(281)	7,607	234	0
AB Global Real Estate Investment Fund II	4,066	2,284	2,498	(450)	(370)	3,032	323	0
AB High Income Fund, Inc.	10,969	5,800	2,732	(222)	(1,440)	12,375	574	0
AB Relative Value Fund	8,208	1,483	4,387	(302)	(441)	4,561	318	0
AB Unconstrained Bond Fund, Inc.	1,323	1,464	415	(55)	(90)	2,227	73	0
Government Money Market Portfolio	478	39,349	39,751	0	0	76	8	0
Government Money Market Portfolio*	0	38,493	38,493	0	0	0	5	0
Total	$45,757	$113,121	$114,170	$(1,832)	$(3,943)	$38,933	$1,969	$0

*	Investments of cash collateral for securities lending transactions.